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                                                      SCHEDULE A TO EXHIBIT 10.4

      The following directors of Park National Corporation ("Park") entered into Split-Dollar Agreements with the subsidiaries of Park identified below which are identical to the Split-Dollar Agreement, dated September 3, 1993, between Leon Zazworsky and The Park National Bank ("Park National Bank") filed as Exhibit
10.3 to Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (File No. 1-13006):

                                     Subsidiary of Park which is a Party to                  Date of Split-Dollar
    Name of Director                        Split-Dollar Agreement                                 Agreement
-------------------------          --------------------------------------------              --------------------
Maureen Buchwald                   The First-Knox National Bank of Mount Vernon              May 22, 1998
                                   ("First-Knox National Bank")

James J. Cullers                   First-Knox National Bank                                  May 22, 1998

F. William Englefield IV           Park National Bank                                        September 2, 1993

Michael J. Menzer                  Park National Bank                                        April 28, 1999

John J. O'Neill                    Park National Bank                                        September 2, 1993

J. Gilbert Reese                   Park National Bank                                        September 8, 1993

Rick R. Taylor                     The Richland Trust Company                                September 29, 1993